OTHER FINANCIAL ITEMS, NET	12 Months Ended
Dec. 31, 2020
Other Income and Expenses [Abstract]
OTHER FINANCIAL ITEMS, NET	OTHER FINANCIAL ITEMS, NET

Other financial items comprise the following items:

	Year ended December 31,
(in thousands of $)	2020	2019	2018
Net payments on non-designated derivatives relating to interest rate swaps	(4,575)	1,389	170
Net payments on non-designated derivatives relating to cross currency swaps	(6)	—	—
Net payments on non-designated derivatives relating to combined cross currency and interest rate swaps	(152)	(194)	(891)
Net payments relating to the settlement of interest rate swaps following the refinancing of debt	(4,539)	—	—
Total net cash movement on non-designated derivatives and swap settlements	(9,272)	1,195	(721)
Net (decrease)/increase in mark-to-market valuation of non-designated derivatives relating to interest rate swaps	(15,314)	(4,123)	2,687
Net (decrease)/increase in mark-to-market valuation of non-designated derivatives relating to cross currency swaps	5	—	—
Net (decrease)/increase in mark-to-market valuation of non-designated derivatives relating to combined cross currency and interest rate swaps	(5,124)	673	11,221
Total net movement in fair value of non-designated derivatives	(20,433)	(3,450)	13,908
Net movement in fair value of designated derivatives (ineffective portion)	—	—	(11)
Allowance for expected credit losses	(1,771)	—	—
Impairment of long-term receivables	—	(9,168)	(1,730)
Other items	5,531	(1,330)	(1,039)
Total other financial items, net	(25,945)	(12,753)	10,407

The net movement in the fair values of non-designated derivatives and net cash payments thereon relate to non-designated, terminated or de-designated interest rate swaps and cross currency interest rate swaps. Changes in the fair values of the effective portion of interest rate swaps that are designated as cash flow hedges are reported under "Other comprehensive income". Following the adoption of ASU 2017-12 from January 2019, the Company now recognizes all changes in the fair value of swaps designated as accounting hedges in other comprehensive income. The adoption of the standard resulted in an opening balance adjustments of $32,000 to retained earnings and other comprehensive income on January 1, 2019.

The above net movement in the valuation of non-designated derivatives in the year ended December 31, 2020, includes $1.1 million (2019: $0.0 million; 2018: $3.1 million) reclassified from "Other comprehensive income", as a result of certain interest rate swaps relating to loan facilities no longer being designated as cash flow hedges.

Following the adoption of ASU 2016-13 "Financial Instruments - Credit Losses" from January 2020, the Company now recognizes, among other things, a measurement of expected credit losses for financial assets held at the reporting date which are within the scope of the ASU, based on historical experience, current conditions and reasonable supportable forecasts. During the year ended December 31, 2020, the Company recorded a credit loss provision of $1.8 million in the Consolidated Statement of Operations, with a corresponding allowance for credit loss amount reported as a reduction in the related balance sheet amount of Trade receivables, Other receivables, Related party receivables, Other long term assets and Investments in sales-type leases, direct financing leases and leaseback assets. (See also Note 3: Recently Issued Accounting Standards and Note 26: Allowance for Expected Credit Losses).

In February 2016, the offshore support vessel Sea Bear, then chartered to a subsidiary of Deep Sea was sold and its lease canceled. An agreed termination fee was received in the form of a loan note from Deep Sea, receivable over the approximately six remaining years of the canceled lease. The note has an interest rate of 7.25% and has a face value of $14.6 million. The note was evaluated to have an initial fair value of $11.6 million which was determined from analysis of projected cash flows, based on factors including the terms, provisions and other characteristics of the notes, default risk of the issuing entity, the fundamental financial and other characteristics of that entity, and the current economic environment and relevant trading activity in the debt market. In June 2017, Deep Sea completed a merger with Solstad Offshore ASA and Farstad Shipping ASA, creating Solstad Farstad ASA. In October 2018, Solstad Farstad ASA changed its name to Solstad Offshore ASA ("Solstad").
The loan note is unsecured and not guaranteed by its holding company. During the year ended December 31, 2019, the Company concluded that the loan note may no longer be recoverable and recorded an impairment charge of long term receivables of $8.2 million (2018: $1.7 million) against it. During the year ended December 31, 2019, the Company also recorded an impairment charge of long term receivables of $0.9 million (2018: $0.0 million) against its non-amortizing loan note from Apexindo, following revisions to the agreement.

On October 20, 2020, Solstad held an extraordinary general meeting to approve its proposed debt restructuring to partly compensate stakeholders for prior losses incurred in connection with their failure to meet obligations on certain loans and lease agreements. SFL received 4.4 million shares in Solstad and cash compensation of NOK10 million ($1.1 million) which is included in other items above. The shares were subsequently sold by the Company and a gain on the sale of shares of $2.6 million was recorded in the Statement of Operations in the year ended December 31, 2020. See Note 11: Investment in Debt and equity securities.

Other items in the year ended December 31, 2020, include a net gain of $5.6 million arising from foreign currency translation (2019: gain $0.3 million; 2018: loss $2.0 million). Other items also include bank charges and fees relating to loan facilities.